DISCONTINUED OPERATIONS (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Schedule Of Discontinued Operations

The following amounts relating to the Robinson’s Bend Field assets have been reported as discontinued operations in the condensed consolidated statements of operations for the three and six months ended June 30, 2013 (in thousands):

	Three Months Ended June 30, 2013	Six Months Ended June 30, 2013
Revenues	$—	$2,304
Loss from discontinued operations	$—	$(2,686)

The following amounts relating to the Robinson’s Bend Field assets have been reported as discontinued operations in the consolidated statements of operations in the years ending December 31, 2013 and 2012 (in thousands):

	Year Ending December 31,
	2013	2012
Revenues	$2,304	$12,808
Loss from discontinued operations	$(2,686)	$(77,081)

The loss from discontinued operations for the year ended December 31, 2012 included an impairment charge of approximately $73.3 million to impair the asset group that contained our natural gas properties and inventory in the Robinson’s Bend Field. This impairment was recorded because the net capitalized costs of the properties exceeded the fair value of the properties as measured by the cash offer to purchase the assets for $63.0 million, subject to certain post-closing adjustments.

See Note 1 for information regarding earnings per unit, including earnings per unit data relating to income from discontinued operations, which includes loss on sale of discontinued operations in 2013.

The following table provides the major classes of assets and liabilities components of discontinued operations as of December 31, 2013 and 2012 (in thousands):

	December 31,
	2013	2012
Accounts receivable	$—	$1,763
Natural gas properties, net	$—	$67,301
Total discontinued assets	$—	$69,259

Accounts payable	$—	$711
Accrued liabilities	$—	$771
Asset retirement obligation	$—	$7,692
Total discontinued liabilities	$—	$9,270